UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2023

IronNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39125	83-4599446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Tysons One Place, Suite 400

McLean, VA 22102

(Address of principal executive offices, including zip code)

(443) 300-6761

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IRNT	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	IRNT.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in a Notification of Late Filing on Form 12b-25, filed with the Securities and Exchange Commission (the “SEC”) on June 15, 2023, IronNet, Inc. (the “Company”) was unable to file its Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2023 (the “Q1 Form 10-Q”) by the prescribed due date. On June 28, 2023, the Company received a notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) indicating that the Company is not in compliance with Section 802.01E of the NYSE Listed Company Manual (the “Listing Standard”), which requires timely filing of all required periodic reports with the SEC, as a result of its failure to timely file the Q1 Form 10-Q.

The Notice states that, under NYSE rules, the Company will have six months from June 21, 2023, or until December 20, 2023 (the “Initial Deadline”), to file the Q1 Form 10-Q with the SEC. The Company can regain compliance with the Listing Standard at any time prior to the Initial Deadline by filing the Q1 Form 10-Q. If the Company fails to file the Q1 Form 10-Q before the Initial Deadline, the Company may submit a request for the NYSE’s consideration to allow in its sole discretion, an extension of up to six additional months for the Company to regain compliance, depending on the specific circumstances.

If the NYSE determines that an additional six-month trading period is not appropriate, suspension and delisting procedures will commence pursuant to Section 804.00 of the NYSE Listed Company Manual. If the NYSE determines that an additional trading period of up to six months is appropriate and the Company fails to regain compliance by the end of that period, suspension and delisting procedures will generally commence.

Item 8.01.	Other Events.

On June 28, 2023, the Company issued a press release announcing that it had received the Notice. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release issued by IronNet, Inc. on June 28, 2023.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONNET, INC.

By:	/s/ Cameron D. Pforr
Date: June 28, 2023 Cameron D. Pforr Chief Financial Officer